UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2003
                                                        ------------------


                               KOGER EQUITY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-9997                                  59-2898045
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


    225 NE Mizner Boulevard, Suite 200
           Boca Raton, Florida                         33432
--------------------------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


                                 (561) 395-9666
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Koger Equity, Inc. (the "Company") is amending its Form 8-K filed on September 15, 2003, to include (i) a Statement of Revenues and Certain Expenses for the Rosemeade Building and CIGNA Plaza (the "Properties") for the year ended December 31, 2002 as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) unaudited pro forma financial statements including (a) the Company's pro forma statement of operations for the year ended December 31, 2002, as if the acquisition of the Properties occurred on January 1, 2002, (b) the Company's pro forma statement of operations for the nine months ended September 30, 2003, as if the acquisition of the Properties occurred on January 1, 2003, and (c) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2002, as if the acquisition of the Properties occurred on January 1, 2002.

Item 2.   Acquisition or Disposition of Assets.

On September 11, 2003, the Company acquired the Properties in Dallas, Texas for approximately $33.1 million. The Properties are comprised of two office buildings which contain approximately 280,000 square feet of rentable space. The Rosemeade Building is located at the intersection of the George Bush Turnpike and the Dallas North Tollway in the Far North Dallas submarket. CIGNA Plaza is located at the intersection of State Highway 114 and the George Bush Turnpike, in Las Colinas and adjacent to the Dallas/Ft. Worth International Airport. The Company utilized a portion of the proceeds from the Company's issuance of Series A preferred stock to fund the acquisition. The Properties were acquired from the State Teachers Retirement System of Ohio, an unrelated third party.

The Company considered various factors in determining the price to be paid for this acquisition. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Properties and anticipated changes therein under Company ownership, the physical condition and location of the Properties, the need for capital improvements, the anticipated effect on the Company's financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable properties had recently sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Properties and their fit into the Company's existing operations. No separate independent appraisal was obtained in connection with this acquisition. The Company, after investigation, is not aware of any material factors, other than those discussed above, that would cause the financial information reported not to be necessarily indicative of future operating results. The Company intends to lease office space in the Properties to tenants as it does the other office buildings contained in its portfolio. The Properties will be managed and leasing operations will be conducted by a third party management company.

Item 7.   Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

     (a)  Financial Statements of Real Estate Acquired.

          Statement of Revenues and Certain Expenses of the Rosemeade Building and CIGNA Plaza for the year ended December 31, 2002.

     (b)  Pro Forma Financial Statements

          The following unaudited pro forma financial statements set forth (i) the pro forma statement of operations for the year ended December 31, 2002, as if the acquisition occurred on January 1, 2002 and (ii) the pro forma statement of operations for the nine months ended September 30, 2003, as if the acquisition occurred on January 1, 2003. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

          The following unaudited pro forma financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in the Properties' occupancy, rental rates and rental expenses.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Koger Equity, Inc.
Boca Raton, Florida:

We have audited the accompanying statement of revenues and certain expenses of the properties known as the Rosemeade Building and CIGNA Plaza (the "Properties") for the year ended December 31, 2002. This financial statement is the responsibility of the Properties. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K/A of Koger Equity, Inc. dated September 11, 2003 as a result of the acquisition of the Properties). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the Properties are excluded and, accordingly, the statement is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants


West Palm Beach, Florida
November 21, 2003

                     THE ROSEMEADE BUILDING AND CIGNA PLAZA
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2002

REVENUES:
   Base rental income                                    $ 6,024,056
   Operating expense recovery                              1,052,665
   Parking, antennae, and other income                         4,714
                                                         -----------
       Total revenues                                      7,081,435
                                                         -----------

CERTAIN EXPENSES:
   Properties' operating                                   1,322,110
   Real estate and other taxes                             1,052,160
   Management costs and fees                                 268,235
                                                         -----------
       Total certain expenses                              2,642,505
                                                         -----------

REVENUES IN EXCESS OF CERTAIN EXPENSES                   $ 4,438,930
                                                         ===========

See notes to statement of revenues and certain expenses.

                     THE ROSEMEADE BUILDING AND CIGNA PLAZA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2002

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Rosemeade Building and CIGNA Plaza (the "Properties"), two office buildings containing approximately 280,000 square feet of rentable space and located in Dallas, Texas, were acquired from the State Teachers Retirement System of Ohio, an unrelated third party, on September 11, 2003. The statement of revenues and certain expenses includes information related to the operations of the Properties for the year ended December 31, 2002 as recorded by the Properties' previous owners, subject to the adjustments described below.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2002 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired Properties.

     Management's Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income - Rental income is recognized on a straight-line basis over the terms of the related leases.

     Properties Operating Expenses - The Properties' operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, bad debts and other administrative expenses.

     Management Costs and Fees - At the date of acquisition, the Properties were being managed by a third party manager for a management fee of approximately two percent of rental and other revenues plus reimbursement of personnel expenses and other costs related to management of the properties.

                     THE ROSEMEADE BUILDING AND CIGNA PLAZA
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 2002

2.   OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Future minimum base rental income under all tenant operating leases as of December 31, 2002 are as follows:

 Year ending December 31,                          Amount
 ------------------------                       ------------
         2003                                   $  5,997,385
         2004                                      6,138,750
         2005                                      6,167,854
         2006                                      5,449,506
         2007                                      4,523,722
         Thereafter                                4,625,874
                                                ------------
         Total                                  $ 32,903,091
                                                ============

     For the year ended December 31, 2002, CIGNA General Life Insurance Co. and Nortel Networks Inc. contributed approximately 46% and 24% of the Properties' base rental income, respectively.


                               KOGER EQUITY, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the year ended December 31, 2002
                      (In Thousands except per Share Data)


                                                             Historical         Pro Forma          Pro Forma
                                                                2002           Adjustments            2002
                                                             ----------        -----------         ---------
REVENUES
Rental and other rental services                             $126,404          $   7,081     (a)    $133,485
Management fees                                                 3,347                                  3,347
Interest                                                          405                                    405
                                                            ---------         ----------           ---------
   Total revenues                                             130,156              7,081             137,237
                                                            ---------         ----------           ---------
EXPENSES
Properties operations                                          46,235              2,643     (a)      48,878
Depreciation and amortization                                  27,908                694     (b)      28,602
Mortgage and loan interest                                     25,145                                 25,145
General and administrative                                     11,381                                 11,381
Direct cost of management fees                                  3,335                                  3,335
Other                                                             143                                    143
                                                            ---------         ----------           ---------
   Total expenses                                             114,147              3,337             117,484
                                                            ---------         ----------           ---------
INCOME BEFORE GAIN ON SALE OF ASSETS,
   INCOME TAXES AND MINORITY INTEREST                          16,009              3,744              19,753
Gain on sale of assets                                             21                                     21
                                                            ---------         ----------           ---------
INCOME BEFORE INCOME TAXES
   AND MINORITY INTEREST                                       16,030              3,744              19,774
Income tax (benefit) provision                                   (413)               176     (c)        (237)
                                                            ---------         ----------           ---------
INCOME BEFORE MINORITY INTEREST                                16,443              3,568              20,011
Minority interest                                                 (20)                                   (20)
                                                            ---------         ----------           ---------
NET INCOME                                                     16,423              3,568              19,991
Dividends on Preferred Stock                                   (2,665)            (2,665)    (d)
                                                            ---------         ----------           ---------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                  $ 16,423           $    903            $ 17,326
                                                            ---------         ----------           ---------

EARNINGS PER COMMON SHARE:
Basic                                                        $    .77                               $    .81
                                                            =========                              =========
Diluted                                                      $    .77                               $    .81
                                                            =========                              =========

WEIGHTED AVERAGE COMMON SHARES:

Basic                                                          21,269                                 21,269
                                                            =========                              =========
Diluted                                                        21,378                                 21,378
                                                            =========                              =========

See accompanying notes to unaudited pro forma financial statements.




                               KOGER EQUITY, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 2003
                      (In Thousands except per Share Data)

                                                             Historical         Pro Forma         Pro Forma
                                                                2003            Adjustments       2003
                                                            -----------        ------------       ----------
REVENUES
Rental and other rental services
                                                             $107,407           $  5,620    (a)     $113,027
Management fees                                                   331                                    331
Interest                                                          184                                    184
                                                            ---------          ---------           ---------
   Total revenues                                             107,922              5,620             113,542
                                                            ---------          ---------           ---------
EXPENSES
Properties operations                                          41,949              2,429     (a)      44,378
Depreciation and amortization                                  24,537                521     (b)      25,058
Mortgage and loan interest                                     22,059                                 22,059
General and administrative                                      8,415                                  8,415
Direct cost of management fees                                     88                                     88
Other                                                             103                                    103
                                                            ---------          ---------           ---------
   Total expenses                                              97,151              2,950             100,101
                                                            ---------          ---------           ---------
INCOME BEFORE GAIN ON SALE OF ASSETS,
   INCOME TAXES AND MINORITY INTEREST                          10,771              2,670              13,441
Gain on sale of assets                                            589                                    589
                                                            ---------          ---------           ---------
INCOME BEFORE INCOME TAXES
   AND MINORITY INTEREST                                       11,360              2,670              14,030
Income tax (benefit) provision                                    (22)               140     (c)         118
                                                            ---------          ---------           ---------
INCOME BEFORE MINORITY INTEREST                                11,382              2,530              13,912
Minority interest
                                                            ---------          ---------           ---------
NET INCOME                                                     11,382              2,530              13,912
Dividends on Preferred Stock                                     (371)            (2,021)    (d)      (2,392)
                                                            ---------          ---------           ---------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                  $ 11,011             $  509            $ 11,520
                                                            ---------          ---------           ---------
EARNINGS PER COMMON SHARE:
Basic                                                        $    .52                               $    .54
                                                            =========                              =========
Diluted                                                      $    .52                               $    .54
                                                            =========                              =========
WEIGHTED AVERAGE COMMON SHARES:

Basic                                                          21,314                                 21,314
                                                            =========                              =========
Diluted                                                        21,377                                 21,377
                                                            =========                              =========

See accompanying notes to unaudited pro forma financial statements.


                               KOGER EQUITY, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.   Basis of Presentation

     On September 11, 2003, Koger Dallas I Limited Partnership and Koger Dallas II Limited Partnership, wholly-owned subsidiaries of Koger Equity, Inc. (the "Company"), acquired the CIGNA Plaza and the Rosemeade Building (the "Properties"), respectively. The Properties consist of two office buildings containing approximately 280,000 square feet of rentable space located in Dallas, Texas and were acquired from the State Teachers Retirement System of Ohio, an unrelated third party. The unaudited pro forma financial statements include information related to the operations of the Properties for the year ended December 31, 2002 as recorded by the Properties' previous owner, subject to the adjustments described below.

2.   Unaudited Pro Forma Statements of Operations

     The unaudited pro forma statement of operations for the year ended December 31, 2002 includes adjustments assuming that the acquisition of the Properties occurred as of January 1, 2002, and is based on the historical statement of operations for the Company presented in the Annual Report on Form 10-K for the year ended December 31, 2002. The unaudited pro forma statement of operations for the nine months ended September 30, 2003, includes adjustments assuming that the acquisition of the Properties occurred as of January 1, 2003 and is based on the historical statement of operations for the Company presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2003. Significant pro forma adjustments in the unaudited pro forma statement of operations include the following:

     (a) Adjustment required for the historical rental revenues and operating expenses for the Properties. Operating expenses include management costs and fees calculated using the historical management costs of the Properties. The Properties were managed by a third party manager for a management fee of approximately two percent of rental and other revenues plus reimbursement of personnel and other costs related to management of the properties.

     (b) Adjustment required to reflect depreciation on the Properties, based on the total cost of the acquisition. The Company uses the straight-line method for depreciation with an estimated life of 39 years for the Properties.

     (c) Adjustment required to reflect applicable federal income and state franchise taxes on the Properties's taxable income. The Properties's taxable income has been reduced by ninety percent for dividends paid to the Company's shareholders.

     (d) Adjustment required to reflect dividends accrued on shares of 8-1/2% Series A Cumulative Redeemable Preferred Stock issued to finance the acquisition of the Properties.

                               KOGER EQUITY, INC.
           UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
              AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                                 (In Thousands)


        Revenues
         Rental and other rental services                   $ 131,788
         Management fees                                        3,347
         Interest                                                 405
                                                            ---------
             Total revenues                                   135,540
                                                            ---------
        Expenses
         Properties operations                                 49,237
         Depreciation and amortization                         23,983
         Mortgage and loan interest                            25,145
         General and administrative                             9,111
         Direct cost of management fees                         3,335
         Other                                                    143
         Compensation - exercise of stock options                 677
                                                            ---------
             Total expenses                                   111,631
                                                            ---------
        Estimated Taxable Operating Income                     23,909
        Add Back: Depreciation and Amortization                23,983
                                                            ---------
        Estimated Cash To Be Made Available By Operations   $  47,892
                                                            =========

        Note 1: This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 2002 assuming that the acquisition of the Rosemeade Building and CIGNA Plaza occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual taxable results for any period.

        Note 2: Tax depreciation was determined based upon the actual tax depreciation for the Company's existing portfolio and based upon the assumption that the acquisition of the Rosemeade Building and CIGNA Plaza occurred on the first day of the twelve month period.

(c)       Exhibits

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

        Exhibit
        Number      Description of Exhibit
        -------     ----------------------

          23        Consent of Deloitte and Touche LLP

          99 Koger Equity, Inc. News Release dated August 4, 2003 which is Exhibit 99 to the Company's current report on Form 8-K dated August 4, 2003 which Exhibit is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        KOGER EQUITY, INC.

Dated: November 21, 2003               By:           /s/ Steven A. Abney
                                                     -------------------
                                                        Steven A. Abney
                                       Title:  Vice President, Finance and Chief
                                                       Accounting Officer
                                                  (Principal Financial Officer)